EXHIBIT 10.1

FLORIDA DEPARTMENT OF STATE
DOING BUSINESS QUALIFICATION OF
PHYSICIANS HEALTHCARE MANAGEMENT GROUP, INC.

[State Seal]
FLORIDA DEPARTMENT OF STATE
Division of Corporation

December 8, 2006

FIDEL RODRIGUEZ
700 S. ROYAL POINCIANA BLVD STE 506
MIAMI, FL 33166

Qualification documents for PHYSICIANS HEALTHCARE MANAGEMENT GROUP, INC. were filed on December 8, 2006 and assigned document number F06000007576.
Please refer to this number whenever corresponding with this office.

Your corporation is now qualified and authorized to transact business in Florida as of the file date.

The certification you requested is enclosed.

A corporation annual report/uniform business report will be due this office between January 1 and May 1 of the year following the calendar year of the file date.  A Federal Employer Identification (FEI) number will be required before this report can be filed.  If you do not already have an FEI number, please apply NOW with the Internal Revenue by calling 1-800-829-3676 and requesting form SS-4.

Please be aware if the corporate address changes, it is the responsibility of the corporation to notify this office.

Should you have any questions regarding this matter, please contact this office at the address given below.

Tim Burch
Document Specialist
New filing Section
Division of Corporations                                                                                                                                                                                                                                                    Letter Number: 406A00070329

P.O. BOX 6327 – Tallahassee, Florida 32314

[State Seal]

I certify the attached is a true and correct copy of the application by PHYSICIANS HEALTHCARE MANAGEMENT GROUP, INC., a Nevada corporation, authorized to transact business within the State of Florida on December 8, 2006 as shown by the records of this office.

The document number of this corporation is F06000007576.

[State Seal]

[FILED 2006 DEC-8 PM 2:59
SECRETARY OF STATE
TALLAHASSE FLORIDA]

APPLICATION BY FOREIGN CORPORATION FOR AUTHORIZATION TO TRANSACT
BUSINESS IN FLORIDA

IN COMPLIANCE WITH SECTION 067.1503, FLORIDA STATUTES, THE FOLLOWING IS SUBMITTED TO REGISTER A FOREIGN CORPORATION TO TRANSACT BUSINESS IN THE STATE OF FLORIDA

1.	PHYSICIANS HEALTHCARE MANAGEMENT GROUP, INC.
(Enter name of corporation; must include “INCORPORATED,” “COMPANY,” “CORPORATION,” “Inc.” “Co., “Corp.,” “Inc,” “Co,” or “Corp”)

(If name unavailable in Florida, enter alternative corporate name adopted for the purpose of transacting business in Florida)

2.	NEVADA	3.	42-1639683
	(State or country under the law of which it is incorporated)		(FEI number, if applicable)

4.	12/20/1996	5.	PERPETUAL
	(Date of incorporation)		(Duration: Year corp. will cease to exist or “perpectual”)

6.
	(Date first transacted business in Florida, if prior to registration) (SEE SECTIONS 607.1501 & 607.1502, F.S., to determine penalty liability)

7.	700 S. ROYAL POINCIANA BLVD., SUITE 506 MIAMI, FL. 33166
	(Principal office address)

	700 S. ROYAL POINCIANA BLVD., SUITE 506 MIAMI, FL. 33166 (Current mailing address)

8.	TO ENGAGE IN ANY AND ALL BUSINESS ACTIVITIES PERMITTED IN THE STATE OF FLORIDA

9.	Name and street address of Florida registered agent: (P.O. Box NOT acceptable)

Name:	ROBERT TRINKA

Office Address:	700 S. ROYAL POINCIANA BLV, SUITE 506

MIAMI	,Florida	33166
(City)		(Zip code)

10.	Registered agent’s acceptance:
Having been named as registered agent and to accept service of process for the above stated corporation at the place designated in this application, I hereby accept the appointment as registered agent and agree to act in this capacity.  I further agree to comply with the provisions of all statues relative to the proper and complete performance of my duties, and I am familiar with and accept the obligations of my position as registered agent.

/s/ Robert Trinka
(Registered agent’s signature)

11.  Attached is a certificate of existence duly authenticated, not more than 90 days prior to delivery of this application to the Department of State, by the Secretary of State or other official having custody of corporate records in the jurisdiction under the law of which it is incorporated.

[FILED 2006 DEC-8 PM 2:59
SECRETARY OF STATE
TALLAHASSE FLORIDA]

12. Name and business address of officers and/or directors:

A.	DIRECTORS

Chairman:	ROBERT TRINKA

Address:	700 S. ROYAL POINCIANA BLVD, SUITE 506

MIAMI, FL 33166

Vice Chairman:	FIDEL RODRIGUEZ

Address:	700 S. ROYAL POINCIANA BLVD, SUITE 506

MIAMI, FL 33166

Director:	RICHARD GOULDING

Address:	817 HOGAN WAY

MELBOURNE, FL 32940

B.	OFFICERS

President:	ROBERT TRINKA

Address:	700 S. ROYAL POINCIANA BLVD, SUITE 506

MIAMI, FL 33166

Vice President:	FIDEL RODRIGUEZ

Address:	700 S. ROYAL POINCIANA BLVD, SUITE 506

MIAMI, FL 33166

Secretary:	RICHARD GOULDING

Address:	817 HOGAN WAY, MELBOURNE, FL 32940

Treasury:	FIDEL RODRIGUEZ

Address:	700 S. ROYAL POINCIANA BLVD, SUITE 506, MIAMI, FL 33166

NOTE:  If necessary you may attach an addendum to the application listing additional officers and/or directors.

13.	/s/ Robert Trinka
(Signature of Director or Officer listed in number 12 of the application)

14.	ROBERT TRINKA
(Typed or printed name and capacity of person signing application)

[FILED 2006 DEC-8 PM 2:59
SECRETARY OF STATE
TALLAHASSE FLORIDA]

[State Seal]

CERTIFICATE OF EXISTENCE
WITH STATUS IN GOOD STANDING

I, DEAN HLLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that I am, by the laws of said State, the custodian of he records relating to filings by corporations, non-profit corporations, corporation soles, limited-liability companies, limited partnerships, limited-liability partnerships and business trust pursuant to Title 7 of the Nevada Revised Statues which are either presently in a status of good standing or were in good standing for a time period subsequent of 1976 and am the proper officer to execute this certificate.

I further certify that the records of the Nevada Secretary of State, at the date of this certificate, evidence, PHYSICIANS HEALTHCARE MANAGEMENT GROUP, INC., as a corporation duly organized under the laws of Nevada and existing under and by virtue of the laws of the State of Nevada since December 20, 1996, and is in good standing in this state.

[State Seal]